UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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$_____ per share as determined under Rule 0-11 under the Exchange Act.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

877-262-7123

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 25, 2024

To the Stockholders of Cocrystal Pharma, Inc.:

We are pleased to invite you to attend our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 11:00 a.m., Eastern Time on June 25, 2024, virtually via audio conference call and no in person meeting will be held. The Annual Meeting is being held to:

1. Elect six directors for a one-year term expiring at the next annual meeting of stockholders;

2. Ratify the selection of Weinberg & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3. Approve an amendment to the Certificate of Incorporation of the Company to reduce the number of shares authorized capital stock to 100 million shares of common stock and 1 million shares of preferred stock;

4. Approve an amendment to the Certificate of Incorporation of the Company limiting the liability of the Company’s officers;

5. Approve on a non-binding advisory basis the compensation of the Company’s named executive officers;

6. Approve on a non-binding advisory basis the frequency with which the stockholders shall vote to approve executive compensation;

7. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting;

8. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 29, 2024 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on June 25, 2024

The Notice, Proxy Statement and 2023 Annual Report on Form 10-K are available at www.COCP.vote.

This year, our Annual Meeting will be accessible exclusively via live audio conference call and no in person meeting will be held. You can attend our Annual Meeting by joining the audio conference call. The Annual Meeting will be conducted via an audio conference call and not in person. To be admitted to the Annual Meeting, you must have the control number found on your proxy card or voting instruction form. We have adopted an audio conference format for our Annual Meeting, which allows us to make participation accessible for stockholders from any geographic location with phone connectivity.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ James Martin
James Martin
Corporate Secretary

May 9, 2024

Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

877-262-7123

2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Cocrystal Pharma, Inc., a Delaware corporation (“Cocrystal” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2024 Annual Meeting of Stockholders of Cocrystal (the “Annual Meeting”) to be held at 11:00 am Eastern Time on June 25, 2024. The Annual Meeting will be a virtual meeting conducted via an audio conference call and no in person meeting will be held. To attend the Annual Meeting, vote your shares, and submit your questions during the Annual Meeting, dial 1-877-407-3088 and present your unique 12-digit control number. The proxy materials are first being mailed to our stockholders on or about May 9, 2024.

Who is entitled to vote?

Our Board has fixed the close of business on April 29, 2024 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 10,173,790 shares of common stock issued, outstanding and entitled to vote. Each share of Cocrystal common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Cocrystal had issued no outstanding preferred stock.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Cocrystal.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting by joining the audio conference call. This year the Annual Meeting will be held via audio conference call and no in person meeting will be held.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.COCP.vote.

Stockholders may vote and submit questions while attending the virtual audio conference call Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is www.COCP.vote. The deadline for Internet voting is June 24, 2024, at 7:00 p.m. ET.

2.	By email. Mark, date, sign, and email the proxy card to proxy@equitystock.com Attention: Shareholder Services.

3.

By mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, New York 10018, Attention: Shareholder Services (a postage-paid envelope is provided for mailing in the United States).

4.	By fax. Mark, date, sign, and fax the proxy card to 646-201-9006, Attention: Shareholder Services.

5.	By audio conference call during the Annual Meeting: At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number..

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If you vote by Internet or email, please DO NOT mail your proxy card.

If your shares are held in street name, please note the following:

1.	Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email).
2.	Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. New York Time, on June 21, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Cocrystal are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Cocrystal is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

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How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors;	Plurality
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter
3.	Amendment to the Certificate of Incorporation to reduce authorized capital	Majority of the shares outstanding
4.	Amendment to the Certificate of Incorporation limiting the liability of officers	Majority of the shares outstanding
5.	Advisory vote to approve named executive officer compensation	Majority of the shares present and entitled to vote on the matter
6.	Advisory vote to approve the frequency with which stockholders shall vote on executive compensation	Majority of the shares present and entitled to vote on the matter
7.	Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the six director nominees who receive the highest number of votes “FOR” their election are elected.

Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Amendment to the Certificate of Incorporation to Reduce the Company’s Authorized Capital. The affirmative vote of a majority of the shares outstanding is required to approve the amendment to the Certificate of Incorporation to reduce the Company’s authorized capital.

Amendment to the Certificate of Incorporation to Limit the Liability of Officers. The affirmative vote of a majority of the shares outstanding required to approve the amendment to the Certificate of Incorporation to approve the amendment to allow for the limitation of liability of our officers.

Advisory Vote on Named Executive Officer Compensation. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the compensation of the named executive officers, as disclosed in this Proxy Statement.

Advisory Vote on the Frequency with which the Stockholders Shall Vote to Approve Executive Compensation. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the frequency of the “say-on-pay” vote. If none of the three frequency options submitted to the stockholders receives a majority of the shares present at the Annual Meeting and entitled to vote, the frequency that receives the most votes will be deemed the frequency approved by the stockholders.

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Adjournment of the Annual Meeting. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2, 3, 4, 5 and 7, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable
2.	Ratification of the selection of our independent registered public accounting firm	Against
3.	Amendment to the Certificate of Incorporation to reduce authorized capital	Against
4.	Amendment to the Certificate of Incorporation to limit the liability of officers	Against
5.	Advisory vote to approve named executive officer compensation	Against
6.	Advisory vote to approve the frequency with which stockholders shall vote on executive compensation	Against
7.	Adjournment of the Annual Meeting	Against

Abstentions will have the same effect as a vote “AGAINST” Proposals 2 through 7. Withheld votes will not have any effect on Proposal 1.

What if I am a record holder and sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

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What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non- Vote*

1.	Election of directors	No	None
2.	Ratification of the selection of our independent registered public accounting firm	Yes	N/A
3.	Amendment to Certificate of Incorporation to reduce authorized capital	No	Against
4.	Amendment to Certificate of Incorporation to allow for the limitation of liability of officers	No	Against
5.	Advisory vote to approve named executive officer compensation	No	None
6.	Advisory vote to approve the frequency with which stockholders shall vote on executive compensation	No	None
7.	Adjournment of the Annual Meeting	Yes	N/A

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 2 and 7 are considered “routine” proposals, while Proposals 1, 3, 4, 5, and 6 are considered “non-routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposals 1, 3, 4, 5, and 6. Broker non-votes do not count as a vote “FOR” or “AGAINST” Proposals 1 or 7, and accordingly will have no impact on the outcome of those proposals. For Proposals 2 and 7, while broker discretionary voting is permitted under NYSE Rules, an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposals 2 and 7 for some or all instances in which a beneficial stockholder declines to provide instructions for voting his, her, or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

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Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Cocrystal bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Cocrystal a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cocrystal Pharma, Inc., 19805 North Creek Parkway, Bothell, WA 98011.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Cocrystal. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. James Martin and Sam Lee, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the proxy materials, or if you hold Cocrystal stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 19805 North Creek Parkway, Bothell, WA 98011.

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If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Cocrystal stockholders with any of the proposals brought before the Annual Meeting.

Can a Stockholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2025 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

●	For a stockholder proposal to be considered for inclusion in Cocrystal’s Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than January 9, 2025, which is 120 calendar days prior to the anniversary date Cocrystal’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in Cocrystal’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the Next Annual Meeting; provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day after public disclosure of the Next Annual Meeting is made. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 19805 North Creek Parkway, Bothell, WA 98011.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

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Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors and approval of executive compensation, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3, 4, 5, and 7, and for “THREE YEARS” on Proposal 6.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at six. The Board currently consists of six directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the six individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Cocrystal. All of the nominees have consented to serve if elected by our stockholders. There are no family relationships among our directors and executive officers.

Name	Age	Position
Roger Kornberg	76	Chairman and Director
Phillip Frost	87	Director
Fred Hassan	78	Director
Anthony Japour	64	Director
Richard C. Pfenniger, Jr.	68	Director
Steven Rubin	63	Director

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Director Nominees Biographies

Roger Kornberg, Chairman

Dr. Kornberg has been a director of Cocrystal since April 15, 2020. Since 1988, Dr. Kornberg has been a professor of structural biology at Stanford Medical School. Dr. Kornberg is a member of the U.S. National Academy of Sciences and the Winzer Professor of Medicine in the Department of Structural Biology at Stanford University. In 2006, Dr. Kornberg was awarded the Nobel Prize in Chemistry in recognition for his studies of the molecular basis of Eukaryotic Transcription, the process by which DNA is copied to RNA. Dr. Kornberg is also the recipient of several awards, including the 2001 Welch Prize, the highest award granted in the field of chemistry in the United States, and the 2002 Leopold Mayer Prize, the highest award granted in the field of biomedical sciences from the French Academy of Sciences. Dr. Kornberg has served as a member of the Board of Directors of Xenetic Biosciences, Inc. (Nasdaq:XBIO) since February 2016.

Dr. Kornberg’s prior experience serving on the boards of directors of large organizations as well as his tremendous scientific background provides him with the appropriate set of skills to serve as a member of our Board.

Phillip Frost, M.D., Director

Dr. Frost has been a director of Cocrystal since January 2, 2014 and formerly a director of Cocrystal Discovery, Inc., our subsidiary, from 2008 to 2014. He has served as CEO and Chairman of OPKO Health, Inc. (Nasdaq:OPK) (“OPKO”), a multi-national pharmaceutical and diagnostics company since March 2007. He has served as a member of the Board of Trustees of the University of Miami since 1983 and was Chairman from 2001 to 2004. He is on the Advisory Board of the Shanghai Institute for Advanced Immunochemical Studies in China, a member of The Florida Council of 100 and is a Trustee of each of the Miami Jewish Home for the Aged and the Mount Sinai Medical Center. He serves as Chairman of Temple Emanu-El, Governor of Tel Aviv University and is a member of the Executive Committee of The Phillip and Patricia Frost Museum of Science. Dr. Frost served as a director of Ladenburg Thalmann Financial Services Inc. from 2004 to 2006 and as Chairman from July 2006 until September 2018. He previously served as an Expert Member of the Scientific Advisory Council of the Skolkovo Foundation in Russia. Dr. Frost previously served as Vice Chairman of Cogint, Inc., now known as Fluent, Inc. (Nasdaq:FLNT), and as a director for Castle Brands Inc. (NYSE American:ROX), Sevion Therapeutics, Inc. prior to its merger with Eloxx Pharmaceuticals, Inc. (Nasdaq:ELOX), and TransEnterix, Inc., now known as Asensus Surgical, Inc. (NYSE American:ASXC).

Dr. Frost has successfully founded several pharmaceutical companies and overseen the development and commercialization of a multitude of pharmaceutical products. This combined with his experience as a physician and chairman and/or chief executive officer of large pharmaceutical companies has given him insight into virtually every facet of the pharmaceutical business and drug development and commercialization process. He is a demonstrated leader with keen business understanding and is uniquely positioned to help guide our Company.

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Fred Hassan, Director

Mr. Hassan has been a director of Cocrystal since April 2023. Mr. Hassan joined Warburg Pincus LLC, a global private equity investment institution, in 2010 and currently serves as Director. Previously, Mr. Hassan served as Chairman and Chief Executive Officer of Schering-Plough from 2003 to 2009. Before assuming these roles, from 2001 to 2003, Mr. Hassan was Chairman and Chief Executive Officer of Pharmacia Corporation, a company formed as a result of the merger of Monsanto Company and Pharmacia & Upjohn, Inc. He joined Pharmacia & Upjohn, Inc. as Chief Executive Officer in 1997. Mr. Hassan previously held leadership positions with Wyeth serving as Executive Vice President, and was a member of the board from 1995 to 1997. Earlier in his career, he spent a significant tenure with Sandoz Pharmaceuticals and headed the company’s U.S. pharmaceuticals business. Mr. Hassan has been a director of Precigen (PGEN) since June 2016, BridgeBio Pharma, Inc. (Nasdaq: BBIO) since August 2021 and a director of Prometheus Biosciences, Inc. (Nasdaq: RXDX) from May 2021 to June 2023. Mr. Hassan served as a director of Time Warner Inc. from October 2009 to June 2018 and a director of Amgen, Inc. (Nasdaq: AMGN) since July 2015. In the course of his career, he has held numerous directorships, including those at Avon Products, Inc. from 1999 to 2013, Bausch & Lomb from 2010 until its acquisition by Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (“Valeant”) in 2013, and Valeant from 2013 to 2014. Mr. Hassan has chaired notable pharmaceutical industry organizations including The Pharmaceutical Research and Manufacturers of America (PhRMA) and The International Federation of Pharmaceutical Manufacturers Associations (IFPMA. Mr. Hassan received a B.S. degree in chemical engineering from the Imperial College of Science and Technology at the University of London and an M.B.A. from Harvard Business School.

Mr. Hassan’s qualifications to serve on our Board include his strong leadership and management experience with global pharmaceutical companies, including significant knowledge of operations, strategy, government relations, regulatory, finance and investments, and mergers and acquisitions, as well as his experience as a director on companies in our industry and larger companies.

Anthony Japour, M.D., Director

Dr. Japour has been a director of Cocrystal since April 4, 2019. Since June 2021, Dr. Japour has been the Chief Executive Officer and President of iTolerance, Inc. From April 2021 to October 2022, Dr. Japour has served on the board of directors of Sanaby Health Acquisition Corp. I. (Nasdaq:SANB). From February 2016 through May 2020, Dr. Japour was a medical director at ICON Plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. Additionally, since November 2006, Dr. Japour has been the principal of Anthony Japour & Associates, Medical and Scientific Consulting, Inc., a consulting company. From January 6, 2020 until June 2020, Dr. Japour served as a director of OPKO.

Dr. Japour was designated by Dr. Raymond Schinazi, our principal stockholder, pursuant to the Stockholder Rights Agreement, dated November 24, 2014. Dr. Japour’s qualifications to serve on our Board include his over 25 years of experience in the pharmaceutical and biotechnology businesses. Additionally, Dr. Japour has extensive experience in the clinical trial process.

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Richard C. Pfenniger, Jr., Director

Mr. Pfenniger has been a director of Cocrystal since May 27, 2021. Mr. Pfenniger is a private investor. During his career, Mr. Pfenniger has served as an executive officer of several companies, including as Chief Executive Officer and President of Continuecare Corporation, a provider of primary care physician and practice management services, form 2003 until 2011, where he also served as Chairman of the Board of Directors of Continuecare Corporation from 2002 to 2011. Previously, Mr. Pfenniger served as the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc. from 1997 through June 2003. Prior to joining Whitman, he served as the Chief Operating Officer of IVAX from 1994 to 1997, and, from 1989 to 1994, he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior thereto he was engaged in the private practice of law. Mr. Pfenniger currently serves as a director of Asensus Surgical, Inc. (NYSE American:ASXC), a medical device company, and OPKO, a multi-national pharmaceutical and diagnostics company. Since April 2022, Mr. Pfenniger has served as a director of GeneDX Holdings Corp. (Nasdaq:WGS), a medical diagnostics company. Since October 2022, Mr. Pfenniger has served as a director of Fluent, Inc. (Nasdaq: FLNT), a data driven marketing performance company. Mr. Pfenniger served as a director of GP Strategies Corp (NYSE:GPX) from 2005 to 2021, as a director of BioCardia, Inc. (Nasdaq:BCDA) from 2016 to January 2020, and as a director of Wright Investors’ Service Holdings, Inc. (OTC US:IWSH) from March 31, 2015 to February 12, 2019.

Mr. Pfenniger also serves as the Vice Chairman of the Board of Trustees and as a member of the Executive Committee of the Phillip and Patricia Frost Museum of Science.

Mr. Pfenniger’s prior experience serving on the boards of directors as well as his legal experience and knowledge of our business and the pharmaceutical industry provides him with the appropriate set of skills to serve as a member of our Board.

Steven D. Rubin, Director

Mr. Rubin has been a director of Cocrystal since January 2, 2014 and a director of Cocrystal Discovery since 2008. Mr. Rubin has been the Executive Vice President of OPKO, since May 2007 and a director of OPKO since February 2007. In addition to OPKO, Mr. Rubin currently serves on the board of directors of Red Violet, Inc. (Nasdaq CM:RDVT), a software and services company, since March 2018, since May 2014, Eloxx Pharmaceuticals, Inc. (Nasdaq:ELOX), a clinical stage biopharmaceutical company dedicated to treating patients suffering from rare and ultra-rare disease caused by premature termination codon nonsense mutations, since May 2014, and ChromaDex Corp. (Nasdaq:CDXC), a science-based, integrated nutraceutical company devoted to improving the way people age, since March 2017. Mr. Rubin previously served as a director of VBI Vaccines, Inc. (Nasdaq:VBIV), a biopharmaceutical company developing next generation vaccines, from October 2012 to October 2018; BioCardia, Inc.(Nasdaq: BCDA), a clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, from September 2008 to October 2016; Cogint, Inc. (Nasdaq:COGT), now known as Fluent, Inc. (Nasdaq:FLNT), an information solutions provider focused on the data-fusion market, prior to the spin-off of its data and analytics operations and assets into Red Violet, Inc., from January 2010 to 2018; Non-Invasive Monitoring Systems, Inc. (OTC US:NIMU), a medical device company, from October 2008 to March 13, 2023; Neovasc, Inc. (Nasdaq CM:NVCN), a company that develops and markets medical specialty vascular devices, from February 2008 to 2023; Kidville, Inc. (OTCQB:KVIL), which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to five-year-olds until 2019, and Castle Brands, Inc. (NYSE American:ROX), a developer and marketer of premium brand spirits from January 2009 to 2019.

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Mr. Rubin’s qualifications to serve on our Board include extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally. He has advised pharmaceutical companies in several aspects of business, regulatory, transactional, and legal affairs for almost 30 years. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

EXECUTIVE OFFICERS

Name	Age	Position
Sam Lee	64	Co-Chief Executive Officer, President
James Martin	57	Co-Chief Executive Officer, Chief Financial Officer

Sam Lee, Ph.D., Co-Chief Executive Officer, President

Dr. Lee has served as our President since January 2, 2014 and as our Co-Chief Executive Officer since May 2021. From January 2, 2014 to November 22, 2014, Dr. Lee was a director of Cocrystal. He is a co-founder of Cocrystal Discovery and has been President and a director of Cocrystal Discovery since 2007. He has over 25 years of anti-infective drug discovery research experience. Prior to being a co-founder of Cocrystal, he managed anti-infective, oncology, and inflammation drug discovery projects for eight years at ICOS Corporation. Dr. Lee was responsible for incorporating protein crystallography and structural biology approaches into ICOS research. He received his Ph.D. in Biological Sciences from the University of Notre Dame, and completed postdoctoral training in viral replication biochemistry with Dr. I. R. Lehman at Stanford University. While at Stanford, Dr. Lee founded and was Chief Executive Officer of Viral Assays in Cupertino, CA.

James J. Martin, Co-Chief Executive Officer, Chief Financial Officer

Mr. Martin has served as our Chief Financial Officer since June 1, 2017 and as our Co-Chief Executive Officer since May 2021. Prior to that, from February 23, 2017 through May 30, 2017, Mr. Martin served as our Interim Chief Financial Officer. Mr. Martin has also served as Chief Financial Officer of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU) since January 2011. From November 2020 through December 22, 2021, Mr. Martin served on the board of directors and as chair of the audit committee of Big Cypress Acquisition Corp (Nasdaq: BCYPU), a biotechnology focused special purpose acquisition corporation. From February 2017 to November 2020, Mr. Martin served as Chief Financial Officer of Motus GI Holdings, Inc. (Nasdaq:MOTS), a privately held medical device company. From September 2014 to November 2020, Mr. Martin served as Chief Financial Officer of VBI Vaccines Inc. (formerly SciVac Therapeutics, Inc.) (Nasdaq:VBIV), a pharmaceutical development and manufacturing company. Mr. Martin also served as a director of SAB Biotherapeutics, Inc. (Nasdaq: SABS) from November 2020 to October 22, 2021.

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CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee. These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and Corporate Governance and Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated into this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Corporate Governance and Nominating
Fred Hassan	X
Phillip Frost	X	X
Anthony Japour	X	X	X	X
Roger Kornberg	X
Steven Rubin	X	Chair	Chair	X
Richard C. Pfenniger, Jr.	X			Chair

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2023.

Board and Committee Meetings

Our Board held a total of three meetings during 2023. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings.

During 2023, our Audit Committee held a total of five meetings, the Corporate Governance and Nominating Committee held a total of one meeting, and the Compensation Committee did not hold any meetings.

Independence

Our Board, exercising its reasonable business judgment, has determined that each of Cocrystal’s directors qualifies as an independent director pursuant to Rule 5605(a)(2) of The Nasdaq Stock Market LLC (“Nasdaq’s”) listing rules (the “Nasdaq Rules”) and applicable SEC rules and regulations.

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Audit Committee

The Audit Committee’s primary role is to review our accounting policies and financial reporting and disclosure processes and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm, and reviews the Company’s annual and quarterly financial statements and related disclosure with our independent registered public accounting firm and management. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

In addition, pursuant to its charter the Audit Committee annually (i) reviews the Company’s financial reporting practices, critical accounting policies, and estimates; (ii) reviews significant financial risks and exposures and assesses the steps management has taken to monitor such risks and exposures; (iii) reviews issues regarding the Company’s accounting principles, including any significant changes in the Company’s selection or application of accounting principles, and the Company’s financial statement presentation; (iv) reviews issues as to the adequacy of the Company’s internal controls and compliance with applicable laws and regulations; and (v) reviews management’s attitude toward, and effectiveness in establishing, internal controls, and the efficiency of the process used to establish, monitor, and evaluate internal control systems.

Our Board has determined that each member of the Audit Committee meets the enhanced independence requirements to audit committee members under Rule 5605(c)(2) of Nasdaq Rules and under Rule 10A-3 under the Exchange Act. The Board has also determined that Steven Rubin is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans including the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan.

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Certificate of Incorporation, Bylaws, applicable laws and the Nasdaq Rules.

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The Board has determined that each member of the Compensation Committee meets the independence requirements under Rule 5605(a) of Nasdaq Rules and Rule 10C-1 under the Exchange Act. The Compensation Committee is comprised of two members.

Corporate Governance and Nominating Committee

The responsibilities of the Corporate Governance and Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, the establishment of procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.

Under its charter the Corporate Governance and Nominating Committee also monitors and enforces the Company’s related party transaction policy as set forth in the Bylaws, and conducts an annual review of any known relationships between or among all entities which file reports with the Securities and Exchange Commission (the “SEC”) that are affiliated with any Company officer or director to determine if there are any coordinated groups that are required to be reported as such in filings with the SEC.

The Board has determined that each member of the Corporate Governance and Nominating Committee meets the independence requirements under Rule 5605(a)(2) of Nasdaq Rules. The Corporate Governance and Nominating Committee is comprised of three members.

The Corporate Governance and Nominating Committee evaluates the suitability of potential candidates recommended by stockholders in the same manner as other candidates recommended to the Corporate Governance and Nominating Committee. If we receive any stockholder recommended nominations, the Corporate Governance and Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. Stockholders who wish to recommend candidates for election to the Board must do so in writing. The recommendation should be sent to the Secretary of Cocrystal Pharma, Inc., at 19805 North Creek Parkway, Bothell, WA 98011, and must be in accordance with our Bylaws with respect to nomination of persons for election to the Board.

The Corporate Governance and Nominating Committee recommended that the Board nominate each of the incumbent directors for election at the Annual Meeting.

Board Diversity

While we do not have a formal policy on diversity, our Corporate Governance and Nominating Committee, as part of its review of potential director candidates and providing recommendations to the Board, considers each candidate’s character, judgment, skill set, background, reputation, type and length of business experience, personal attributes, and a particular candidate’s contribution to that mix. While no particular criteria are assigned specific weights, the Corporate Governance and Nominating Committee believes that the backgrounds and qualifications of our directors, as a group, should provide a composite mix of experience, knowledge, backgrounds and abilities that will allow our Board to be effective, collegial and responsive to the nature of our business and our needs, and satisfy the requirements of Nasdaq Rules and the rules and regulations of the SEC.

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Board Diversity Matrices

Set forth below are our Board Diversity Matrices indicating the statistical diversity characteristics of our Board as of July 25, 2023 and April 19, 2024, in accordance with Nasdaq Listing Rule 5606.

Under Nasdaq Listing Rule 5605(f), the Company must have, or explain why it does not have, at least one diverse director in 2023 which condition has been met as described herein. Beginning in 2026, assuming as of that time the size of our Board remains greater than five directors and our common stock remains listed on The Nasdaq Capital Market, the Company will be required to have, or explain why it does not have, at least two diverse directors, at least one of whom is female. With respect to Nasdaq Listing Rule 5605(f), as the tables indicate, as of April 19, 2024 one director identifies as gay, and another identifies as Asian.

Board Diversity Matrix for As of July 25, 2023

Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+		1
Did Not Disclose Demographic Background

Board Diversity Matrix for As of April 19, 2024

Total Number of Directors	6
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors		6
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+		1
Did Not Disclose Demographic Background

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Board Leadership Structure

While our Board has no fixed policy with respect to combining or separating the offices of Chairman of the Board and Chief Executive Officer, those two positions have been held by separate individuals since May 2021, when Dr. Roger Kornberg was selected as Chairman of the Board, and Mr. James Martin and Dr. Sam Lee, Chief Financial Officer and President, respectively, were appointed Co-Chief Executive Officers.

The Board believes that separation of the roles is the appropriate leadership structure for us at this time as it allows for sufficient Board oversight of the business and supervision of our Co-Chief Executive Officers, while still providing sufficient autonomy to our management team to oversee day-to-day operations of the Company. Further, the current separation of the roles allows the Co-Chief Executive Officers to focus their time and energy on operating and managing the Company while also enabling our Company to benefit from leveraging the experience and perspectives of the Chairman against that of the Company’s senior management.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Cocrystal. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

The Board actively interfaces with management on seeking solutions to any perceived risk.

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Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee has in the past granted and may in the future grant in its sole discretion equity awards to employees.

The principal risks other than liquidity relate to the results of our research and development activities. Our Co-Chief Executive Officer, Dr. Sam Lee, is actively involved in monitoring our research and development activities.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Co-Chief Executive Officers, as well as our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated herein. In addition, we will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing by contacting our Corporate Secretary jmartin@cocrystalpharma.com.

Insider Trading Policy

The Company has implemented an Insider Trading Policy applicable to its officers and directors and employees with access to material nonpublic information, as well as such persons’ family members, which generally prohibits such persons from conducting transactions involving the purchase or sale of the Company’s securities during a blackout period. For this purpose, the term “blackout period” is defined in the Policy as a quarterly period beginning on the 16th calendar day of the last month of each fiscal quarter, and ending one day following the date of public disclosure of the financial results for such fiscal quarter. In addition, under the Policy the Company may adjust the duration of a particular blackout period, or impose “event specific” blackout periods, including when there are nonpublic developments that would be considered material for insider trading law purposes. The Policy also strictly prohibits and trading on material nonpublic information, regardless of whether such a transaction occurs during a blackout period.

While the granting of options and other equity awards to officers, directors and other employees is not expressly addressed in the Insider Trading Policy described above, the Company follows the same principles set forth in such Policy when granting equity awards, including options, to its officers, directors and other employees with access to material nonpublic information. Generally the Board or Compensation Committee does not approve grants of such awards during a blackout period, and does not take material nonpublic information into account when determining the timing and terms of such an award. Further, the Company does not have a policy or practice of timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Anti-Hedging Policy

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

The Company has implemented a clawback policy in accordance with Nasdaq Rules, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required).

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to the Corporate Secretary of Cocrystal Pharma, Inc. at 19805 North Creek Parkway, Bothell, WA 98011, or by email at: jmartin@cocrystalpharma.com. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2023.

Involvement in Certain Legal Proceedings

On September 7, 2018, the SEC filed with the United States District Court for the Southern District of New York a complaint against Dr. Philip Frost, a director and principal stockholder of the Company, a trust Dr. Frost controls and OPKO Health, Inc., a stockholder of the Company, of which Dr. Frost is the Chief Executive Officer, as well as other defendants named therein. On January 10, 2019, the District Court entered final judgments against these defendants on their consent without admitting or denying the allegations set forth in the complaint. Dr. Frost was permanently enjoined from violating a certain anti-fraud provision of the Securities Act of 1933, future violations of Section 13(d) of the Exchange Act and Rule 13d-1(a) thereunder and participating in penny stock offerings subject to certain exceptions.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below and the compensation arrangements described in this Proxy Statement under “Executive Compensation,” there have been no transactions since January 1, 2022 involving the Company, in which the amount exceeded $120,000, and in which any of our directors, executive officers, beneficial owners of 5% or more of our common stock or certain other related persons had a direct or indirect material interest, and there are no such currently proposed transactions.

On April 4, 2023, the Company entered into a Securities Purchase Agreement with two accredited investors including Frost Gamma Investments Trust, a trust in which Phillip Frost, M.D., a director of the Company, is the trustee whereby each purchaser purchased 1,015,229 shares of common stock at a price of $1.97 per share, or two equal $2,000,000 investments. The second purchaser was Fred Hassan, who several weeks later was appointed a director of the Company. The purchase price complied with the Nasdaq Listing Rule 5635.

Related Party Transaction Policy

Our Bylaws provide for policies and procedures for the review, approval, or ratification of transactions with related parties. These Bylaw provisions include:

(i)	a requirement that all directors and executive officers submit to the Board an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and promptly update the list when any changes occur;
(ii)	the implementation by the Chief Financial Officer of procedures to ensure that any material transaction that the Company is contemplating that would confer a monetary or other benefit to a party that is related to the Company or its officers will promptly be disclosed to the Board, with materiality and a party’s status as related to the Company or its officers determined based on Item 404(a) of Regulation S-K under the Exchange Act; and
(iii)	a requirement that a majority of the Board approve or ratify any related-party transaction, and that timely disclosures in appropriate filings with the SEC are made of all material related party transactions.

The Bylaws provide that in making their determination, the directors shall consider the business purpose of any proposed related-party transaction, whether the proposed transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, and whether the proposed transaction presents an improper conflict of interest for any officer or director of the Company, whether or not that officer or director is involved in the transaction. The Board may approve or ratify such transactions if it determines, after review, that they are fair to the Company and not inconsistent with the best interests of the Company and its stockholders. Any director who is interested in such a related-party transaction will be recused from any consideration of such related party transaction.

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In addition, the charter of the Corporate Governance and Nominating Committee provides that the Committee will coordinate with the Chief Financial Officer to monitor and enforce the Company’s related party transaction policy, and report its findings to the Board.

See “Corporate Governance” for a discussion regarding director independence and the roles and duties of the Board and the Corporate Governance and Nominating Committee.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director and director nominee, (iii) each of our named executive officers and (iv) all current executive officers and directors of Cocrystal as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Cocrystal Pharma, Inc., 19805 North Creek Parkway, Bothell, WA.

Beneficial Owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Named Executive Officers:
James Martin (2)	62,289	*
Sam Lee (3)	93,910	*
Phillip Frost (4)	1,359,597	13.33%
Fred Hassan (5)	1,015,229	9.98%
Anthony Japour (6)	18,927	*
Roger Kornberg (7)	77,556	*
Richard Pfenniger (8)	11,822	*
Steven Rubin (9)	30,741	*
All directors and executive officers as a group (8 persons) (10):	2,670,071	25.64%

5% Holders:
Raymond Schinazi (11)	639,582	6.29%

* Less than 1%.

(1)	Applicable percentages are based on 10,173,790 shares of common stock outstanding as of April 29, 2024, which is the record date for the Annual Meeting. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, warrants, and preferred stock currently exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, and warrants exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

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(2)	Mr. Martin is a named executive officer. Includes 61,720 vested stock options.

(3)	Dr. Lee is a named executive officer. Includes 57,555 vested stock options.

(4)	Dr. Frost is a director. Includes (i) 1,319,838 shares of common stock held by Frost Gamma Investments Trust and (ii) 26,989 vested stock options. Dr. Frost is the trustee of Frost Gamma Investments Trust. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole stockholder of Frost-Nevada Corporation. Does not include securities held by OPKO, a corporation of which Dr. Frost is the Chief Executive Officer and Chairman, concerning the securities of which Dr. Frost does not hold voting and investment control. Dr. Frost disclaims beneficial ownership of the securities held by Frost Gamma Investments Trust and OPKO except to the extent of any pecuniary interest therein. Information is based on a Schedule 13D/A filed by Dr. Frost and Frost Gamma Investments Trust on April 14, 2023.

(5)	Mr. Hassan is a director.

(6)	Dr. Japour is a director. Includes 18,927 vested stock options.

(7)	Dr. Kornberg is a director. Includes (i) 39,769 shares of common stock held by a trust of which Dr. Kornberg is the trustee, and (ii) 37,787 vested stock options.

(8)	Mr. Pfenniger is a director. Includes 8,489 vested stock options.

(9)	Mr. Rubin is a director. Includes 28,786 vested stock options.

(10)	Directors and Executive Officers as a group. This amount includes ownership by all directors and all current executive officers including named executive officers and those who are not named executive officers under the SEC’s disclosure rules.

(11)	Dr. Schinazi is our former Chairman. Address is 1860 Montreal Road, Tucker, GA 30084. Includes 1,259 vested stock options.

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PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Weinberg & Company (“Weinberg”) as our independent registered public accounting firm for the year ending December 31, 2024, and our Board recommends that stockholders vote in favor of the ratification of such selection. Weinberg has been engaged as our independent registered public accounting firm since April 18, 2019.

The selection of Cocrystal’s independent registered public accounting firm is not required to be submitted to a vote of the Company’s stockholders. However, Cocrystal is submitting this matter to its stockholders for ratification as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during 2024 if they determine that such a change would be in the best interests of Cocrystal and its stockholders. If the selection is not ratified, the Audit Committee will consider its options.

A representative of Weinberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “FOR” this Proposal 2.

Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for selecting and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 1301;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Cocrystal; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

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This report is submitted by the Audit Committee.

Steven Rubin, Chair

Phillip Frost

Anthony Japour

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Cocrystal files with the SEC.

It is not the duty of the Audit Committee to determine that Cocrystal’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles (“GAAP”) or to plan or conduct audits. Those are the responsibilities of management and Cocrystal’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Cocrystal’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm (the “Principal Accountant”), as well as the fees charged for such services. In its review of non-audit service and its appointment of our independent registered public accounting firm, the Audit Committee considers and considered whether the provision of such services was compatible with maintaining independence. All of the services provided and fees charged by our Principal Accountant in 2023 and 2022 were approved by the Audit Committee in accordance with its pre-approval policy.

Principal Accountant Fees and Services

The following table shows the fees billed by our Principal Accountant for the years ended December 31, 2023 and 2022.

	2023 ($)	2022 ($)
Audit Fees (1)	130,000	118,000
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	130,000	118,000

(1)	Audit Fees relate to the audits of our annual financial statements and the review of our interim quarterly financial statements.

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(2)	Audit-Related fees relate to the assessment of our internal controls.

(3)	Tax Fees relate to professional services rendered by our Principal Accountant for tax compliance, tax advice and tax planning.

(4)	All Other Fees relate to the filing of registration statements.

PROPOSAL 3. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED CAPITAL STOCK

Our Board has adopted and submitted for stockholder approval an amendment to our Certificate of Incorporation to decrease the number of authorized capital of the Company to 101,000,000 shares consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock (the “Authorized Capital Decrease”).

Background and Reasons for the Authorized Capital Decrease

Under our Certificate of Incorporation, the Company is currently authorized to issue up to 155,000,000 shares of stock, consisting of 150,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the close of business on April 29, 2024, there were 10,173,790 shares of common stock issued and outstanding and no shares of preferred stock outstanding.

As a Delaware corporation, we are required to annually make franchise tax payments to the State of Delaware in an amount calculated in part based on the number of shares of authorized capital stock we are authorized to issue under our Certificate of Incorporation and that are not issued and outstanding. By reducing our authorized capital stock, the Company will be able to reduce the amount of our annual Delaware franchise tax obligation. Assuming no change in our gross assets, shares outstanding or Delaware’s franchise tax rate, the Company estimates that if implemented the Authorized Share Decrease will result in a decrease in future Delaware franchise taxes of approximately 34%.

Form of Amendment to Certificate of Incorporation

A form of the certificate of amendment to the Certificate of Incorporation that would be filed with the Delaware Secretary of State to effect the Authorized Capital Decrease is set forth in Annex A (the “Capital Decrease Amendment”). If the stockholders approve the Capital Decrease Amendment, the Company intends to file the Capital Decrease Amendment with the Secretary of State as soon as practicable following the Annual Meeting, and the Capital Decrease Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Capital Decrease Amendment with the Secretary of State, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Authorized Capital Decrease, in accordance with Delaware law and notwithstanding the approval of the stockholders approval of the Capital Decrease Amendment, the Board may abandon it without further action by the stockholders.

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Risks and Effects of the Authorized Share Decrease

We do not foresee any risks with respect to the Authorized Share Decrease. The Authorized Share Decrease will not have any effect on our stock price or market capitalization. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Authorized Share Decrease will not affect the registration of the common stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. If the Authorized Share Decrease is implemented, our common stock will continue to trade on The Nasdaq Capital Market.

No Appraisal Rights

Stockholders have no rights under the Delaware General Corporation Law (the “DGCL”) or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Authorized Share Decrease.

The Board recommends a vote “FOR” this Proposal 3.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ALLOW FOR THE LIMITATION OF LIABILITY OF OFFICERS AS PERMITTED BY DELAWARE LAW

Our Board adopted and submitted for stockholder approval an amendment to our Certificate of Incorporation to limit the liability of the Company’s officers to the fullest extent permitted by the DGCL (the “Limitation of Liability Amendment”).

Background and Reasons for the Limitation of Liability Amendment

Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit Delaware corporations to limit the monetary liability of officers who breach their fiduciary duty of care in certain actions. The liability limitation does not apply to breaches of an officer’s duty of loyalty, acts or omissions not made in good faith or those that involve intentional misconduct or knowing violation of law, transactions where the officer derived an improper personal benefit, or in any actions by or in the right of the corporation. Further, the liability limitation applies only to direct claims brought by stockholders against officers, and not to breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company.

Our current Certificate of Incorporation limits the liability of directors to the fullest extent as permitted by the DGCL. The Board believes it is in the best interests of the Company to adopt the Limitation of Liability Amendment to protect our officers and empower our officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight.

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Other Delaware corporations have adopted, or are expected to adopt, exculpation clauses that limit the personal liability of officers in their certificates of incorporation similar to the proposed Limitation of Liability Amendment. As a result, failing to adopt the Limitation of Liability Amendment could impact our recruitment and retention of officer candidates who might conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company. The Board believes that these new exculpatory protections recognized by the Delaware legislature will, if adopted, allow the Company to continue to attract and retain qualified officers, while reducing their potential personal liability and diversion of management attention and corporate resources towards certain legal actions that would otherwise be possible in the absence of these liability limitations.

Form of Amendment to Certificate of Incorporation

A form of the certificate of amendment that would be filed with the Delaware Secretary of State to effect the Limitation of Liability Amendment is set forth in Annex B. If the stockholders approve the Limitation of Liability Amendment, the Company intends to file the Limitation of Liability Amendment with the Secretary of State as soon as practicable following the Annual Meeting, and the Limitation of Liability Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Limitation of Liability Amendment with the Secretary of State, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Limitation of Liability Amendment, in accordance with Delaware law and not withstanding the approval of the stockholders approval of the Limitation of Liability Amendment, the Board may abandon it without further action by the stockholders.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Limitation of Liability Amendment.

The Board recommends a vote “FOR” this Proposal 4.

PROPOSAL 5. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a non-binding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our named executive officers, as disclosed in this Proxy Statement. Although this advisory vote is non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

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We encourage stockholders to read the “Executive Compensation” section of this Proxy Statement which immediately follows, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers. The compensation of our named executive officers is designed to enable us to attract and retain executives with the right skills and experience. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in the Proxy Statement related thereto, is hereby APPROVED.”

EXECUTIVE COMPENSATION

The following information is related to the compensation paid to, earned by or accrued with respect to (i) each Co-Chief Executive Officer (principal executive officer) during the fiscal year ended December 31, 2023, (ii) the two most highly compensated executive officers other than the Co-Chief Executive Officers whose total compensation exceeded $100,000, and (iii) up to two additional individuals who would qualify under (ii) above but for the fact that such individuals were not serving as executive officers of the Company as of December 31, 2023. We refer to these persons as the “named executive officers.”

2023 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Total ($)

James Martin	2023	394,821	165,000	67,380	627,201
Co-Chief Executive Officer and Chief Financial Officer	2022	371,384	150,000	100,204	621,588

Sam Lee	2023	394,821	165,000	67,380	627,201
Co-Chief Executive Officer and President	2022	371,384	150,000	100,204	621,588

(1)	Represents cash bonuses paid or accrued during the fiscal year covered.

(2)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 9 of the Company’s audited financial statements for the year ended December 31, 2023, included in the Company’s 2023 Form 10-K.

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Named Executive Officers’ Employment Agreements

James Martin. The Company entered into a letter agreement with Mr. Martin effective June 1, 2017. Following a base salary increase in July 25, 2022, Mr. Martin receives an annual base salary of $385,000, which is subject to annual review. In addition to the base salary, Mr. Martin is eligible to receive a discretionary bonus, to the extent approved by the Board.

Sam Lee. The Company has entered into an employment agreement with Sam Lee, the Company’s President effective January 2, 2014. Pursuant to the terms of his employment agreement, Dr. Lee’s employment is on an at-will basis and may be terminated by either party. Dr. Lee receives an annual base salary of $385,000, following a base salary increase in July 25, 2022. In addition to the base salary, Mr. Lee is eligible to receive a discretionary bonus, to the extent approved by the Board.

Termination Provisions

Pursuant to Dr. Lee’s Employment Agreement, as amended, in the event he terminates his employment for Good Reason, or the Company terminates his employment without Cause, he will be entitled, subject to execution and effectiveness of a general release, to receive (i) six months of his then annual base salary, (ii) continued COBRA coverage until the earlier of 12 months, the availability of replacement coverage from another employer, and the date on which such continued coverage is no longer available to him for any reason, and (iii) a lump sum payment of a prorated portion of his performance bonus for the year in which his employment was terminated. Further, if Dr. Lee terminates his employment for Good Reason, or the Company terminates his employment without Cause, within 24 months of a Change of Control (as defined in the 2015 Plan), he will receive 18 months of his annual base salary and COBRA coverage rather than the timeframes provided under (i) and (ii) above, and a full year’s target bonus rather than a prorated target bonus under (iii) above.

Pursuant to Dr. Lee’s Employment Agreement, Good Reason is defined as: (i) any material reduction by the Company of his salary or target bonus, (ii) any material diminution in his duties, title, responsibilities or authority; (iii) a requirement that he report to a corporate officer or employee instead of reporting directly to the Board (other than following a Change of Control); (iv) any material breach of his Employment Agreement; (v) a requirement that he relocate to a principal place of employment more than 40 miles from a specified address in Santa Barbara, California; or (vi) the Company’s removal or failure to appoint Dr. Lee as a member of the Board (other than following a Change of Control).

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Cause is defined as any of the following by Dr. Lee: (i) commission of an act of fraud, embezzlement or theft against the Company; (ii) conviction of, or a plea of no contest to, a felony; (iii) willful non-performance of his material duties as an employee of the Company without cure; (iv) material breach of his Employment Agreement or any other material agreement between Dr. Lee and the Company without cure; or (v) gross negligence, willful misconduct or any other act of willful disregard for the Company’s best interests without cure.

Outstanding Equity Awards at Fiscal Year-End

Listed below is information with respect to unexercised options for each named executive officer outstanding as of December 31, 2023:

Outstanding Equity Awards At Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

James Martin	12,500	-		33.36	9/20/2028
	12,500	-		15.96	6/22/2030
	18,229	2,605	(1)	13.32	7/16/2031
	15,625	9,376	(2)	5.04	7/26/2032
	-	30,000	(3)	2.67	7/18/2033
Sam Lee	8,334	-		33.36	9/20/2028
	8,334	-		15.96	6/22/2030
	4,167	-		15.60	11/24/2030
	18,229	2,605	(1)	13.32	7/16/2031
	15,625	25,000	(2)	5.04	7/26/2032
	-	30,000	(5)	2.67	7/18/2033

(1)	The remaining unvested stock options will vest in one equal quarterly increments on June 30, 2024, subject to continued employment on each applicable vesting date.

(2)

Represents 10-year incentive stock options vesting in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2023, subject to continued employment on each applicable vesting date.

(3)	Represents 10-year incentive stock options vesting as follows: one-half vests on July 18, 2024 and the remainder will vest in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2024, subject to continued employment on each applicable vesting date.

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Pay-versus-Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers.

Year (a)	Summary Compensation Table Total for Principal Executive Officers (PEOs) (b)	Summary Compensation Table Total for James Martin (1) (b)	Summary Compensation Table Total for Sam Lee (b) (1)	Compensation Actually Paid to PEOs (c) (2)	Compensation Actually Paid to James Martin (c) (2)	Compensation Actually Paid to Sam Lee (c) (2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to non-PEO Named Executive Officers (e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f) (3) (4)	Net Income (Loss) (g) (4)
2023	1,254,402	627,201	627,201	1,185,477	594,935	590,902	-	-	10.54	$(17,984,000)
2022	1,243,176	621,588	621,588	924,766	462,435	462,331	-	-	11.95	$(38,837,000)

(1) James Martin and Sam Lee have served as Co-Chief Executive Officers (principal executive officers or “PEOs”) of the Company since May 2021. The Company did not have any named executive officers who were not PEOs for the fiscal year ended December 31, 2023.

(2) Represents the “Summary Compensation Table Total” amounts reflected in the above table, with the following adjustments pursuant to Item 402(v)(2) of Regulation S-K: (i) the deduction of “Stock Awards” and “Option Awards” in the Summary Compensation Table for each fiscal year, and (ii) the following adjustments related to such categories:

(A) as to all PEOs for 2022, (1) the addition of $71,853 representing the fair value as of December 31, 2022 of all awards granted during 2022 that are outstanding and unvested as of December 31, 2022; (2) the subtraction of $94,201 representing the change as of December 31, 2022 in fair value of awards granted in prior to 2022 that are outstanding and unvested as of December 31, 2022, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the subtraction of $96,254 representing the change as of the vesting date (from December 31, 2021) in fair value of awards granted prior to 2022 for which all applicable vesting conditions were satisfied at December 31, 2022; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2022, representing the fair value at December 31, 2021; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2022 prior to the vesting date that are not otherwise included in the total compensation for 2022; and

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(B) as to all PEOs for 2023, (1) the addition of $75,886 representing the fair value as of December 31, 2023 of all awards granted during 2021 that are outstanding and unvested as of December 31, 2023; (2) the subtraction of $10,692 representing the change as of December 31, 2023 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2023, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $6,532 representing the change as of the vesting date (from December 31, 2022) in fair value of awards granted prior to 2023 for which all applicable vesting conditions were satisfied at December 31, 2023; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2023, representing the fair value at December 31, 2022; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2023 prior to the vesting date that are not otherwise included in the total compensation for 2023.

(C) as to Mr. Martin for 2022, (1) the addition of $35,926 representing the fair value as of December 31, 2022 of all awards granted during 2022 that are outstanding and unvested as of December 31, 2022; (2) the subtraction of $46,510 representing the change as of December 31, 2022 in fair value of awards granted in prior to 2022 that are outstanding and unvested as of December 31, 2022, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the subtraction of $48,666 representing the change as of the vesting date (from December 31, 2021) in fair value of awards granted prior to 2022 for which all applicable vesting conditions were satisfied at December 31, 2022; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2022, representing the fair value at December 31, 2021; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2022 prior to the vesting date that are not otherwise included in the total compensation for 2022; and

(D) as to Mr. Martin for 2023, (1) the addition of $39,960 representing the fair value as of December 31, 2023 of all awards granted during 2021 that are outstanding and unvested as of December 31, 2023; (2) the subtraction of $5,346 representing the change as of December 31, 2023 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2023, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $3,446 representing the change as of the vesting date (from December 31, 2022) in fair value of awards granted prior to 2023 for which all applicable vesting conditions were satisfied at December 31, 2023; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2023, representing the fair value at December 31, 2022; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2023 prior to the vesting date that are not otherwise included in the total compensation for 2023.

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(E) as to Dr. Lee for 2022, (1) the addition of $35,926 representing the fair value as of December 31, 2022 of all awards granted during 2022 that are outstanding and unvested as of December 31, 2022; (2) the subtraction of $47,691 representing the change as of December 31, 2022 in fair value of awards granted in prior to 2022 that are outstanding and unvested as of December 31, 2022, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the subtraction of $47,589 representing the change as of the vesting date (from December 31, 2021) in fair value of awards granted prior to 2022 for which all applicable vesting conditions were satisfied at December 31, 2022; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2022, representing the fair value at December 31, 2021; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2022 prior to the vesting date that are not otherwise included in the total compensation for 2022; and

(F) as to Dr. Lee for 2023, (1) the addition of $35,926 representing the fair value as of December 31, 2023 of all awards granted during 2021 that are outstanding and unvested as of December 31, 2023; (2) the subtraction of $5,346 representing the change as of December 31, 2023 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2023, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $3,446 representing the change as of the vesting date (from December 31, 2022) in fair value of awards granted prior to 2023 for which all applicable vesting conditions were satisfied at December 31, 2023; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2023, representing the fair value at December 31, 2022; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2023 prior to the vesting date that are not otherwise included in the total compensation for 2023.

For a description of accounting methods for these calculations, see footnote (2) to the Summary Compensation Table.

(3) Reflects the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s common stock at December 31, 2021 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

(4) The Company has not compensated its PEOs based upon total shareholder return or its operating performance. As a drug discovery company that is developing product candidates and has not had revenue from product sales, our net losses including our net operating losses have not been a factor in determining compensation. Instead, we have focused on meeting our goals, which if achieved can lead to substantial returns for our shareholders. In order to meet these goals, we have to recruit and retain key executives with the skills in science and finance to provide the leadership our Company needs.

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DIRECTOR COMPENSATION

Compensation of Directors

In the year ended December 31, 2023, non-employee directors were compensated for as follows:

Name*	Fees Earned or Paid in Cash ($)1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)

Phillip Frost	40,700	43,422	-		84,122
Fred Hassan	33,000	16,470			49,470
Anthony Japour	49,500	30,471	-		79,971
Roger Kornberg	55,000	54,840	75,000	(3)	184,840
Steven Rubin	74,800	38,705	-		113,505
Richard C. Pfenniger, Jr.	33,000	11,230	-		44,230

(1) Represents cash fees paid, accrued or earned for serving as directors and in Board committee roles.

(2) Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures granted to the independent directors during 2023, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the directors.

(3) Represents $75,000 compensation paid to Dr. Kornberg for serving as chairman of the Company’s Scientific Advisory Board.

The table below sets forth the unexercised stock options held by each of our non-employee directors outstanding as of December 31, 2023.

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2023

Phillip Frost	52,391
Fred Hassan	7,333
Anthony Japour	36,737
Roger Kornberg	69,835
Steven Rubin	51,374
Richard C. Pfenniger, Jr.	18,167

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The Board recommends a vote “FOR” this Proposal 5.

PROPOSAL 6. ADVISORY VOTE TO APPROVE THE FREQUENCY WITH WHICH

STOCKHOLDERS SHALL VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide to our stockholders an opportunity to vote, on a non-binding advisory basis, on the proposal regarding the frequency with which they shall vote on the compensation of our named executive officers. We are required to hold a vote on the frequency of the “say-on-pay” vote at least once every six years. Accordingly, we are asking that our stockholders vote at the Annual Meeting on whether the “say-on-pay” vote shall be held every one, two, or three years.

Our stockholders previously voted in favor of holding the “say-on-pay” advisory vote every year. After considering each option for the frequency on advisory “say-on-pay” votes, the Board has determined that conducting an advisory “say-on-pay” vote every three years is most appropriate for the Company. This frequency will continue to enable stockholders to express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An advisory vote on executive compensation every three years helps ensure ongoing stockholder communication with our Compensation Committee and our Board of Directors on executive compensation and corporate governance matters.

When voting on this Proposal 6, stockholders may indicate whether the advisory vote on executive compensation shall be held every one, two or three years, or they may abstain from voting. The option that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.

The Board recommends a vote of “THREE YEARS” for this Proposal 6.

PROPOSAL 7. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of a majority of the shares present and entitled to vote is required to approve this Proposal 7.

The Board recommends a vote “FOR” this Proposal 7.

OTHER MATTERS

Cocrystal has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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Annex A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION

OF COCRYSTAL PHARMA, INC.

Cocrystal Pharma, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1. The name of the Company is Cocrystal Pharma, Inc.

2. Pursuant to Section 242 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3. The first sentence of Section 4 of the Certificate of Incorporation is hereby replaced with the following:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 101,000,000 shares consisting of (i) 100,000,000 shares of common stock, par value of $0.001 per share and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

4. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the 25th day of June, 2024 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the ___ day of __________, 2024.

COCRYSTAL PHARMA, INC.

By:
James Martin
Co-Chief Executive Officer and Chief Financial Officer

B-1

Annex B

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION

OF COCRYSTAL PHARMA, INC.

Cocrystal Pharma, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1. The name of the Company is Cocrystal Pharma, Inc.

2. Pursuant to Section 242 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3. Section 10 of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

To the fullest extent permitted by the Delaware General Corporation Law, no director or officer of this Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer. If the Delaware General Corporation Law is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director or officer of the Company existing at the time of such repeal or modification.

4. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the 25th day of June, 2024 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the ___ day of __________, 2024.

COCRYSTAL PHARMA, INC.

By:
James Martin
Co-Chief Executive Officer and Chief Financial Officer

B-1

COCRYSTAL PHARMA, INC. 19805 North Creek Parkway Bothell, WA 98011

VOTE BY INTERNET - www.COCP.vote

Before The Meeting – Go to www.COCP.vote

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 7:00 p.m. Eastern Time on 06/24/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING– Dial 1-877-407-3088.

You may attend the meeting exclusively via audio conference call. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY EMAIL

Mark, date, sign and email the proxy card to proxy@equitystock.com Attention: Shareholder Services.

VOTE BY FAX

Mark, date, sign and fax the enclosed proxy card to 646-201-9006, Attention: Shareholder Services

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to 237 W. 37th Street, Suite 602, New York, New York 10018, Attention: Shareholder Services.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COCRYSTAL PHARMA, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:
1.	Elect six directors for a one-year term expiring at the next annual meeting of stockholders.	[ ]	[ ]	[ ]	____________________________

Nominees:

01) Roger Kornberg 02) Phillip Frost 03) Fred Hassan 04) Anthony Japour 05) Richard C. Pfenniger, Jr. 06) Steven Rubin

The Board of Directors recommends you vote “FOR” Proposals 2, 3, 4, 5 and 7, and “THREE YEARS” for Proposal 6.			For	Against	Abstain

2.	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.		[ ]	[ ]	[ ]

3.	Approval of an amendment to the Certificate of Incorporation of the Company to reduce the number of shares of authorized capital stock to 100 million shares of common stock and 1 million shares of preferred stock.		[ ]	[ ]	[ ]

4.	Approval of an amendment to the Certificate of Incorporation limiting the liability of the Company’s officers.		[ ]	[ ]	[ ]

5.	Advisory vote to approve the Company’s named executive officer compensation.		[ ]	[ ]	[ ]

		1 year	2 year	3 year	Abstain

6.	Advisory vote to approve the frequency with which stockholders shall vote on executive compensation.	[ ]	[ ]	[ ]	[ ]

			For	Against	Abstain

7.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.		[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.COCP.vote.

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COCRYSTAL PHARMA, INC.

Annual Meeting of Stockholders

June 25, 2024 11:00 AM, ET

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Dr. Sam Lee and James Martin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COCRYSTAL PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on June 25, 2024, virtually via audio conference call at 1-877-407-3088 , and any adjournment or postponement thereof. No in person meeting will be held.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side